Exhibit 10.2

FIRST AMENDMENT TO

THE ASBURY AUTOMOTIVE GROUP, INC.

AMENDED AND RESTATED 2002 EQUITY INCENTIVE PLAN

THIS FIRST AMENDMENT TO THE ASBURY AUTOMOTIVE GROUP, INC. AMENDED AND RESTATED 2002 EQUITY INCENTIVE PLAN (this “Amendment”), made as of February 17, 2010 (the “Effective Date”), is made and adopted by Asbury Automotive Group, Inc., a Delaware corporation (the “Company”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Plan (as defined below).

WHEREAS, the Company maintains the Asbury Automotive Group, Inc. Amended and Restated 2002 Equity Incentive Plan (the “Plan”), as amended and restated effective March 25, 2009;

WHEREAS, pursuant to Section 7(a) of the Plan, the Plan may be amended by the Board of Directors of the Company from time to time; and

WHEREAS, the Company desires to amend the Plan as set forth herein.

NOW, THEREFORE, BE IT RESOLVED, that the Plan be amended as follows, effective as of the date this Amendment is approved by the Company’s Board of Directors:

1. Section 3(e) is hereby deleted from the Plan, current subsection “(f)” of Section 3 is hereby renumbered as “(e)” and is hereby amended and restated as follows:

“(e) To the extent permitted by applicable law or the rules of any Securities Exchange, the Board or Committee may from time to time delegate to a committee of one or more Independent Directors or one or more officers of the Company the authority to grant or amend Awards or to take other administrative actions pursuant to Section 3; provided, however, that in no event shall an officer of the Company be delegated the authority to grant Awards to, or amend Awards held by, the following individuals: (i) individuals who are subject to Section 16 of the Exchange Act, (ii) Covered Employees, or (iii) officers of the Company (or Directors) to whom authority to grant or amend Awards has been delegated hereunder; provided, further, that any delegation of administrative authority shall only be permitted to the extent it is permissible under Section 162(m) of the Code, applicable securities laws (including, without limitation, Rule 16b-3 of the Exchange Act or any successor rule), and the rules of any Securities Exchange. Any delegation hereunder shall be subject to the restrictions and limits that the Board or Committee specifies at the time of such delegation, and the Board or Committee may at any time rescind the authority so delegated or appoint a new delegate. At all times, the delegatee appointed under this Section 3(e) shall serve in such capacity at the pleasure of the Board and the Committee.”

2. The following Section 9(e) is hereby added to the Plan, and current subsections “(e)” through “(r)” of Section 9 are hereby renumbered as subsections “(f)” through “(s)”, respectively:

“(e) Full Value Award Vesting Limitations. Notwithstanding any other provision of the Plan to the contrary, Full Value Awards shall become vested over a period of not less than three years (or, in the case of vesting based upon the attainment of Performance Goals or other performance-based objectives, over a period of not less than one year measured from the commencement of the period over which performance is evaluated) following the date the Award is made; provided, however, that, notwithstanding the foregoing, (a) the Committee may lapse or waive such vesting restrictions upon the Participant’s death, disability or retirement, or upon a Change of Control, and (b) Full Value Awards that result in the issuance of an aggregate of up to ten percent (10%) of the Shares available pursuant to Section 4(a) as of the date this Section 9(e) is effective may be granted to any one or more Participants without respect to such minimum vesting provisions.”

3. All references to “Section 9(q)” in Section 6 of the Plan are hereby deleted and replaced with “Section 9(r).”

4. This Amendment shall be and is hereby incorporated in and forms a part of the Plan.

5. All other terms and provisions of the Plan shall remain unchanged except as specifically modified herein.

[SIGNATURE PAGE FOLLOWS]

I hereby certify that the foregoing Amendment was duly adopted by the Board of Directors of Asbury Automotive Group, Inc. on February 17, 2010.

Executed on this 17th day of February, 2010.

/s/ Elizabeth B. Chandler
Secretary

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